                                                                    EXHIBIT 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

I, Eric Loeffel, Chairman of the Board and Principal Executive Officer of EpicEdge, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

         (1) the Quarterly Report on Form 10-QSB of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this statement required by Section 906 has been provided to EpicEdge and will be retained by EpicEdge and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 15, 2003                         /s/ Eric Loeffel
                                             -----------------------------------
                                             Eric Loeffel
                                             Chairman of the Board &
                                             Principal Executive Officer